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Exhibit 10.3

TELETECH HOLDINGS, INC.

THIRD AMENDMENT
 Dated as of September 30, 2003

to

NOTE PURCHASE AGREEMENT
 Dated as of October 1, 2001

Re:        $60,000,000 Amended and Restated Reset Rate Senior Secured Notes, Series A, due October 31, 2008
              $15,000,000 Amended and Restated Reset Rate Senior Secured Notes, Series B, due October 31, 2011

Third Amendment to Note Purchase Agreement

        THIS THIRD AMENDMENT dated as of September 30, 2003 (the or this "Third Amendment") to that certain Note Purchase Agreement dated as of October 1, 2001 is between TELETECH HOLDINGS, INC., a Delaware corporation (the "Company"), and each of the institutional investors listed on the signature pages hereto (collectively, the "Noteholders").

RECITALS:

        A.    The Company and each of the Noteholders have heretofore entered into that certain Note Purchase Agreement dated as of October 1, 2001, as amended by that certain First Amendment to Note Purchase Agreement dated as of February 1, 2003, and that certain Waiver and Second Amendment dated as of August 1, 2003 (as amended, the "Original Note Purchase Agreement"). The Company has heretofore issued (i) $60,000,000 aggregate principal amount of its 7.00% Senior Notes, Series A, due October 31, 2008 (the "Original Series A Notes") and (ii) $15,000,000 aggregate principal amount of its 7.40% Senior Notes, Series B, due October 31, 2011 (the "Original Series B Notes"; said Original Series B Notes together with the Original Series A Notes are hereinafter collectively referred to as the "Original Notes") pursuant to the Original Note Purchase Agreement.

        B.    Pursuant to the Waiver and Second Amendment to Note Purchase Agreement dated as of August 1, 2003, the Company and the Noteholders have heretofore amended and restated (i) the Original Series A Notes as the $60,000,000 aggregate principal amount of its Amended and Restated Reset Rate Senior Secured Notes, Series A, due October 31, 2008 and (ii) the Original Series B Notes as the $15,000,000 aggregate principal amount of its Amended and Restated Reset Rate Senior Secured Notes, Series B, due October 31, 2011 (the Original Notes as so amended are referred to herein as the "Notes"). The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

        C.    The Company and the Noteholders now desire to amend the Original Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

        D.    Capitalized terms used herein shall have the respective meanings ascribed thereto in the Original Note Purchase Agreement unless herein defined or the context shall otherwise require.

        E.    All requirements of law have been fully complied with and all other acts and things necessary to make this Third Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

        NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Third Amendment set forth in Section 3 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1    AMENDMENTS.

        Section 1.1.    Section 9.7 of the Original Note Purchase Agreement shall be and is hereby amended by deleting each reference to "September 30, 2003" contained therein and inserting "October 10, 2003" in lieu thereof.

        Section 1.2.    Section 10 of the Original Note Purchase Agreement shall be and is hereby amended by inserting the following new Section at the end thereof:

          "Section 10.15. Swap Obligations. The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any SWAP Contracts other than those which create Permitted SWAP Obligations."

        Section 1.3.    Section 11(c) of the Original Note Purchase Agreement shall be and is hereby amended by deleting the words "through Section 10.14, inclusive" where they appear therein, and inserting "through Section 10.15, inclusive" therefor in the last line of said Section 11(c).

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        Section 2.1.    In order to induce the Noteholders to execute and deliver this Third Amendment (which representations shall survive the execution and delivery of this Third Amendment), the Company represents and warrants to the Noteholders that:

          (a)   this Third Amendment has been duly authorized, executed and delivered by it and this Third Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (b)   the Original Note Purchase Agreement, as amended by this Third Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (c)   the execution, delivery and performance by the Company of this Third Amendment and performance by the Company of the terms of the Original Note Purchase Agreement, as amended by this Third Amendment, (1) have been duly authorized by all requisite corporate action and, if required, shareholder action, (2) do not require the consent or approval of any governmental or regulatory body or agency, and (3) will not (i) violate (A) any provision of law, statute, rule or regulation or its organizational documents, (B) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (C) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (ii) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (3)(i)(C) of this Section 2.1(c); and

          (d)   as of the date hereof and after giving effect to this Third Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3    CONDITIONS TO EFFECTIVENESS OF THIS THIRD AMENDMENT.

        Section 3.1.    Upon satisfaction of each and every one of the following conditions, this Third Amendment shall become effective as of September 30, 2003 (the "Effective Date"):

          (a)   counterparts of this Third Amendment, duly executed by the Company and the Required Holders, shall have been delivered to the Noteholders;

          (b)   each Subsidiary Guarantor shall have duly executed the reaffirmation of Guaranty attached hereto;

          (c)   the representations and warranties of the Company set forth in Section 2.1 hereof are true and correct on and with respect to the date hereof; and

          (d)   the Company shall have paid the fees and expenses of Schiff Hardin & Waite, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Third Amendment.

SECTION 4    MISCELLANEOUS.

        Section 4.1.    This Third Amendment shall be construed in connection with and as part of the Original Note Purchase Agreement, and except as modified and expressly amended by this Third Amendment, all terms, conditions and covenants contained in the Original Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

        Section 4.2.    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Original Note Purchase Agreement or the Notes without making specific reference to this Third Amendment but nevertheless all such references shall include this Third Amendment unless the context otherwise requires.

        Section 4.3.    The descriptive headings of the various Sections or parts of this Third Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

        Section 4.4.    This Third Amendment shall be governed by and construed in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

[SIGNATURE PAGE FOLLOWS]

The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Third Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

TELETECH HOLDINGS, INC.
	By	Name: Title:
The foregoing is hereby agreed to as of the date first written above.
(36.00%)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
	By	Name: Title:
(20.00%)	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
	By	Name: Title:
(2.00%)	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
	By	Name: Title:
(2.00%)	FORT DEARBORN LIFE INSURANCE COMPANY
	By:	Guardian Investor Services LLC
		By	Name: Title:

(9.33%)	NATIONWIDE LIFE INSURANCE COMPANY
	By	Name: Title:
(4.00%)	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
	By	Name: Title:
(22.67%)	CONNECTICUT GENERAL LIFE INSURANCE COMPANY
	By:	CIGNA Investments, Inc.
		By	Name: Title:
(4.00%)	LIFE INSURANCE COMPANY OF NORTH AMERICA
	By:	CIGNA Investments, Inc.
		By	Name: Title:

Each undersigned Subsidiary Guarantor hereby (i) consents, acknowledges and agrees to the foregoing Third Amendment to Note Purchase Agreement, (ii) reaffirms its obligations under the Subsidiary Guaranty Agreement dated as of October 1, 2001 given in favor of each Noteholder and its respective successors and assigns, (iii) confirms that such Subsidiary Guaranty Agreement remains in full force and effect after giving effect to such Third Amendment and (iv) represents and warrants that there is no defense, counterclaim or offset of any type or nature under such Subsidiary Guaranty Agreement.

TELETECH FINANCIAL SERVICES MANAGEMENT, LLC
By	Name: Title:
TELETECH CUSTOMER CARE MANAGEMENT (PENNSYLVANIA), LLC
By	Name: Title:
TTEC NEVADA, INC. TELETECH CUSTOMER SERVICES, INC.
By	Name: Title:
NEWGEN RESULTS CORP. CARABUNGA.COM, INC.
By	Name: Title:

TELETECH SERVICES CORPORATION
TELETECH CUSTOMER CARE MANAGEMENT (COLORADO), INC.
TELETECH FACILITIES MANAGEMENT (POSTAL CUSTOMER SUPPORT), INC.
TELETECH CUSTOMER CARE MANAGEMENT (CALIFORNIA), INC.
TELETECH CUSTOMER CARE MANAGEMENT (TELECOMMUNICATIONS), INC.
By	Name: Title:

TELETECH CUSTOMER CARE MANAGEMENT (TEXAS), INC.
By	Name: Title:
TELETECH INTERNATIONAL HOLDINGS, INC.
By	Name: Title:
TELETECH SOUTH AMERICA HOLDINGS, INC.
By	Name: Title:
T-TEC LABS, INC.
By	Name: Title:

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  Exhibit 10.3
Third Amendment to Note Purchase Agreement
RECITALS